UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

CC Neuberger Principal Holdings III

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

CC NEUBERGER PRINCIPAL HOLDINGS III

200 Park Avenue, 58th Floor
New York, Ny 10166

PROXY STATEMENT SUPPLEMENT

January 20, 2023

To the Shareholders of CC Neuberger Principal Holdings III:

This is a supplement (this “Supplement”) to the definitive proxy statement of CC Neuberger Principal Holdings III (“CCNB”), dated January 17, 2023 (the “Proxy Statement”), that was sent to you in connection with CCNB’s special meeting of shareholders scheduled for 9:00 a.m., Eastern Time, on February 1, 2023, virtually, at https://www.cstproxy.com/ccneubergerprincipalholdingsiii/2023 (the “Shareholder Meeting”).

At the Shareholder Meeting, CCNB’s shareholders will be asked to consider and vote upon a proposal to amend CCNBs Memorandum and Articles of Association to extend the date (the “Termination Date”) by which CCNB has to consummate a business combination (the “Articles Extension”) from February 5, 2023 (the “Original Termination Date”) to May 5, 2023 (the “Articles Extension Date”) and to allow CCNB, without another shareholder vote, to elect to extend the Termination Date to consummate a business combination on a monthly basis for up to nine times by an additional one month each time after the Articles Extension Date, by resolution of CCNB’s board of directors, if requested by CC Neuberger Principal Holdings III Sponsor LLC, (the “Sponsor”), and upon five days advance notice prior to the applicable Termination Date, until February 5, 2024, or a total of up to twelve months after the Original Termination Date, unless the closing of a business combination shall have occurred prior thereto (the “Extension Amendment Proposal”).

In addition, CCNB’s shareholders will be asked to consider and vote upon a proposal to amend, by way of special resolution, CCNB’s Memorandum and Articles of Association to eliminate from the Memorandum and Articles of Association the limitation that CCNB may not redeem Public Shares (as defined below) to the extent that such redemption would result in CCNB having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended, of less than $5,000,001 (the “Redemption Limitation”) in order to allow CCNB to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation.

CCNB has filed this Supplement with the Securities and Exchange Commission to include a revised proxy card to correct a scrivener’s error.

VOTING MATTERS

Only holders of record of CCNB’s Class A Ordinary Shares, par value $0.0001 per share (the “Class A Ordinary Shares”), and Class B Ordinary Shares, par value $0.0001 per share, at the close of business on January 9, 2023, which is the record date for the Shareholder Meeting, are entitled to notice of the Shareholder Meeting and to vote and have their votes counted at the Shareholder Meeting and any adjournments or postponements of the Shareholder Meeting. As of the close of business on January 9, 2023, there were 55,312,500 shares issued and outstanding and entitled to vote. Each share is entitled to one vote per share at the Shareholder Meeting.

All holders of Class A Ordinary Shares, regardless of whether they vote for or against the Extension Amendment Proposal or do not vote at all, may elect to convert their Class A Ordinary Shares into their pro rata portion of the amounts then held in the Trust Account if the Articles Extension is implemented. To exercise your redemption rights, you must demand in writing that your Class A Ordinary Shares are redeemed for a pro rata portion of the funds held in the Trust Account and tender your shares to Continental Stock Transfer & Trust Company, CCNB’s transfer agent, at least two business days prior to the initially scheduled date of the Shareholder Meeting. In order to exercise your redemption right, you need to identify yourself as a beneficial holder and provide your legal name, phone number and address in your written demand. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System. If you hold the shares in street name, you will need to instruct the account executive at your bank or broker to withdraw the shares from your account in order to exercise your redemption rights.

Before you vote, you should read the Proxy Statement and other documents that CCNB has filed with the Securities and Exchange Commission, together with this Supplement, for more complete information about CCNB and the Articles Extension. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Proxy Statement. If you have questions about the Articles Extension or if you need additional copies of the Proxy Statement or the proxy card you should contact:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
Email: prpc.info@investor.morrowsodali.com

By Order of the Board of Directors of CC Neuberger Principal Holdings III

/s/ Chinh E. Chu
Chinh E. Chu
Chief Executive Officer and Director

You are not being asked to vote any proposed business combination at this time. If the Articles Extension is implemented and you do not elect to redeem your shares of Public Stock, provided that you are a shareholder on the record date for the shareholder meeting to consider a Business Combination, you will be entitled to vote on such Business Combination when it is submitted to shareholders and will retain the right to redeem your shares of Public Stock for cash in the event such Business Combination is approved and completed or we have not consummated such Business Combination by the applicable Articles Extension Date.

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Shareholder Meeting. If you are a shareholder of record, you may also cast your vote in person at the Shareholder Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the Shareholder Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against the Extension Amendment Proposal.

This Supplement is dated January 20, 2023.

CC Neuberger Principal Holdings III 200 Park Avenue, 58th Floor New York, NY 10166 EXTRAORDINARY GENERAL MEETING OF CC NEUBERGER PRINCIPAL HOLDINGS III YOUR VOTE IS IMPORTANT THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE EXTRAORDINARY GENERAL MEETING TO BE HELD ON FEBRUARY 1, 2023. The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated January 17, 2023, in connection with the extraordinary general meeting (the “Shareholder Meeting”) of CC Neuberger Principal Holdings III (“CCNB”) to be held at 9:00 a.m. Eastern Time on February 1, 2023, at the offices of Kirkland & Ellis LLP located at 601 Lexington Avenue, New York, NY 10022, and via a virtual meeting, and hereby appoints Chinh E. Chu and Matthew Skurbe, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all ordinary shares of CCNB registered in the name provided, which the undersigned is entitled to vote at the Shareholder Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement/prospectus. THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3. (Continued and to be marked, dated and signed on reverse side) P R O X Y C A R D

Please mark vote as indicated in this example XTHE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3. Proposal No. 1—The Extension Amendment Proposal — RESOLVED, as a special resolution that: a) Article 49.7 of CCNB’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.7: “In the event that the Company does not consummate a Business Combination upon the date which is the later of (i) 5 May 2023 (or 5 February 2024, if applicable under the provisions of this Article 49.7) and (ii) such later date as may be approved by the Members in accordance with the Articles (in any case, such date being referred to as the “Termination Date”), the Company shall (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of the then Public Shares in issue, which redemption will completely extinguish public Members’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to the its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law. Notwithstanding the foregoing or any other provisions of the Articles, in the event that the Company has not consummated a Business Combination within twenty-seven months from the closing of the IPO, the Company may, without another vote of the Members, elect to extend the date to consummate the Business Combination on a monthly basis for up to nine times by an additional one month each time after the twenty-seventh month from the closing of the IPO, by resolution of the Directors, if requested by the Sponsor in writing, and upon five days’ advance notice prior to the applicable Termination Date, until thirty- six months from the closing of the IPO, provided that the Sponsor (or one or more of its Affiliates, members or third-party designees) (the “Lender”) will deposit US$120,000 into the Trust Account for each such monthly extension, for an aggregate deposit of up to US$1,080,000 (if all nine additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured promissory note issued by the Company to the Lender. If the Company completes a Business Combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note or convert a portion or all of the amounts loaned under such promissory note into warrants, which warrants will be identical to the private placement warrants issued to the Sponsor at the time of the IPO. If the Company does not complete a Business Combination by the applicable Termination Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.” b) Article 49.8(a) of CCNB’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.8(a): “to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or to redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination within twenty-seven months (or up to thirty-six months, if applicable under the provisions of Article 49.7) from the consummation of the IPO;” Proposal No. 2—The Redemption Limitation Amendment Proposal—RESOLVED, as a special resolution that: a) Article 49. 2(b) of CCNB’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.2(b): “provide Members with the opportunity to have their Shares repurchased by means of a tender offer for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of such Business Combination, including interest earned on the Trust Account (net of taxes paid or payable, if any), divided by the number of then issued Public Shares. Such obligation to repurchase Shares is subject to the completion of the proposed Business Combination to which it relates.” b) Article 49.4 of CCNB’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.4: “At a general meeting called for the purposes of approving a Business Combination pursuant to this Article, in the event that such Business Combination is approved by Ordinary Resolution, the Company shall be authorised to consummate such Business Combination.” c) The following final sentence of Article 49.5 of CCNB’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety: “The Company shall not redeem Public Shares that would cause the Company’s net tangible assets to be less than US$5,000,001 following such redemptions (the “Redemption Limitation”).” d) The following final sentence of Article 49.8 of CCNB’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety: “The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.” Proposal No. 3 — The Adjournment Proposal — RESOLVED, as an ordinary resolution, that the adjournment of the Shareholder Meeting to a later date or dates if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value US$0.0001 per share (the “Public Shares”) and Class B ordinary shares, par value US$0.0001 per share in the capital of CCNB represented (either in person or by proxy) to approve the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal or (ii) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Articles Extension and the Redemption Limitation Amendment Proposal such that CCNB would not adhere to the continued listing requirements of the New York Stock Exchange. , 2023 Signature (Signature if held Jointly) Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney. PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU FORAGAINSTABSTAIN FORAGAINSTABSTAIN FORAGAINSTABSTAIN